AMENDED SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant
[ ]  Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                SOYO GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

                            ANDREW N. BERNSTEIN, ESQ.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ______________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:
          ______________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:
          ______________________________________________________________________
     5)   Total fee paid:
          ______________________________________________________________________
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ______________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:
          ______________________________________________________________________
     3)   Filing Party:
          ______________________________________________________________________
     4)   Date Filed:
          ______________________________________________________________________

                                SOYO GROUP, INC.
                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
                            Telephone: (909) 292-2500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held Monday, August 4, 2008

To Our Shareholders:

     PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of Soyo Group, Inc. will be held at the Sheraton Ontario Airport Hotel, 429 North Vineyard Ave., Ontario, California 91764, on Monday, August 4, 2008 at 10:00 a.m., local time, for the following purposes:

     1. To elect five (5) directors to hold office for the term specified in the Proxy Statement or until their successors are elected and qualified;

     2. To approve an amendment to our 2005 Stock Compensation Plan to increase the authorized number of shares of common stock from 5,000,000 to 15,000,000 (the "2005 Stock Compensation Plan Amendment Proposal");

     3. To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock from 75,000,000 to 200,000,000 (the "Authorization of Securities Proposal"); and

     4. To transact such other business as may properly come before the meeting or any adjournment.

     The board of directors has fixed the close of business on June 30, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment. A proxy statement which describes the foregoing proposal and a form of proxy accompany this notice.

                                              By Order of the Board of Directors

                                              Nancy Chu
                                              CFO and Secretary

Dated: July 7, 2008

                                    IMPORTANT

     Whether or not you expect to attend the meeting, please execute the accompanying proxy and return it promptly in the enclosed reply envelope which requires no postage. If you grant a proxy, you may revoke it at any time prior to the meeting. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

                                SOYO GROUP, INC.
                            1420 South Vintage Avenue
                         Ontario, California 91761-3646


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held Monday, August 4, 2008


                              SOLICITATION OF PROXY

         The accompanying proxy is solicited on behalf of the board of directors of Soyo Group, Inc. for use at our annual meeting of shareholders to be held at the Sheraton Ontario Airport Hotel, 429 North Vineyard Ave., Ontario, California 91764 on Monday, August 4, 2008 at 10:00 a.m., local time, and at any adjournment.  In  addition  to  mail,  proxies  may  be  solicited  by  personal interview, telephone or telegraph by our officers, directors and other employees, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the New York Stock Exchange. We will bear the cost of this solicitation of proxies, which is expected to be nominal. Proxy solicitation will commence with the mailing of this proxy statement on or about July 7, 2008.

         Execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. If you execute a proxy, you still retain the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to our secretary, by execution and delivery of a later proxy, or by voting the shares in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If there are no specific instructions, proxies will be voted "FOR" the election as directors of those nominees named in the proxy statement, "FOR" the proposal to approve an amendment to our 2005 Stock Compensation Plan, "FOR" the proposal to approve an amendment to our Articles of Incorporation, and in accordance with her best judgment on all other matters that may properly come before the meeting.

         The enclosed form of proxy provides a method for you to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the names(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

                               PURPOSE OF MEETING

         As stated in the notice of annual meeting of shareholders accompanying this proxy statement, the business to be conducted and the matters to be considered and acted upon at the meeting are as follows:

         1. To elect five (5) directors to hold office for the term specified in the Proxy Statement or until their successors are elected and qualified;

         2. To approve an amendment to our 2005 Stock Compensation Plan to increase the authorized number of shares of common stock from
              5,000,000 to 15,000,000 (the "2005 Stock Compensation Plan Amendment Proposal");

         3. To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock from 75,000,000 to 200,000,000 (the "Authorization of Securities Proposal"); and

         4. To transact such other business as may properly come before the meeting or any adjournment.


                                VOTING AT MEETING

         Our voting securities consist solely of common stock, $0.001 par value per share.

         The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on June 30, 2008, at which time we had outstanding and entitled to vote at the meeting 53,063,656 shares of common stock. Shareholders are entitled to one vote, in person or by proxy, for each share of common stock held in their name on the record date. Shareholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

         The election of each director and approval of the 2005 Stock Compensation Plan Amendment Proposal will each require the affirmative vote of the holders of a majority of all of our shares of common stock present or represented by proxy at the meeting and entitled to vote at the meeting. Cumulative voting for directors is not authorized and proxies cannot be voted for more than five nominees.

         Approval of the Authorization of Securities Proposal will require the affirmative vote of the holders of a majority of all of our shares of common stock outstanding and entitled to vote at the meeting.

         Ming Tung Chok, our president, chief executive officer and director, and Nancy Chu, our chief financial officer, secretary and director, have advised us that they intend to vote all of their 25,985,548 shares held by them as of the record date, representing 48.97% of all outstanding shares, in favor of the election as director of all five nominees, the 2005 Stock Compensation Pla

Amendment Proposal and the Authorization of Securities Proposal.


                                 STOCK OWNERSHIP

         The following table sets forth certain information as of June 30, 2008 regarding the beneficial ownership of our shares of common stock by:

(i) each of our executive officers; (ii) each of our directors;
(iii) each person who is known by us to own beneficially more than 5% of our outstanding common stock; and (iv) all of our directors and executive officers as a group.

This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. As of June 30, 2008, we had 53,063,656 shares of our common stock issued and outstanding. As far as is known to our management, no person owns beneficially more than five percent of our outstanding shares of common stock as of June 30, 2008 except as set forth below.

     Name and Address of            Amount and Nature        Percentage of Class
     Beneficial Owner            of Beneficial Ownership     Beneficially Owned

    Ming Tung Chok (1)(2)             11,776,000                 22.19%
    Nancy Chu (1)(2)                  14,209,548                 27.32%
    Chung Chin Keung (1)                  10,000                  0.02%
    Jay Schrankler (1)                    20,000                  0.04%
    Henry Song (1)                        20,000                  0.04%
    All executive officers and        26,035,548                 49.06%
    directors as a group (5 persons)
----------

(1) The address of these holders is 1420 South Vintage Avenue, Ontario, California 91761.
(2) Ming Tung Chok and Nancy Chu are husband and wife and are considered to be the beneficial owner of each other's shares. Collectively, they own 25,209,548 shares.

                               BOARD OF DIRECTORS

         Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance, although it is not involved in day-to-day operating details. The board meets regularly throughout the year, including the annual organization meeting following the annual meeting of shareholders, to review significant developments affecting us and to act upon matters requiring board approval. It also holds special meetings as required from time to time when important matters arise requiring board action between scheduled meetings. During the fiscal year ended December 31, 2007, the board met once.

         No director attended fewer than 75 percent of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board of directors on which he/she served.


                              ELECTION OF DIRECTORS


         At the meeting, five directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.

         Shares represented by properly executed proxies will be voted, in the absence of contrary indication or revocation by the shareholder granting such proxy, in favor of the election of the persons named below as directors. The person named as proxy has been designated by management and intends to vote for the election to the board of directors of the persons named below, each of whom now serves as a director. If any nominee is unable to serve as a director, the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. We know of no reason why any nominee would be unable to serve. The information presented with respect to the nominees was obtained in part from each of them and in part from our records.


Nominees for Election as Directors


-------------------- --------- -------------------------------------------------
Name                 Age       Position Held
-------------------- --------- -------------------------------------------------
Ming Tung Chok       47        Chief Executive Officer and Director
-------------------- --------- -------------------------------------------------
Nancy Chu            51        Chief Financial Officer, Secretary and Director
-------------------- --------- -------------------------------------------------
Jay Schrankler       50        Director
-------------------- --------- -------------------------------------------------
Chung Chin Keung     42        Director
-------------------- --------- -------------------------------------------------
Henry Song           49        Director
-------------------- --------- -------------------------------------------------

Ming Tung Chok has served as the President, Chief Executive Officer and Director of the Company since October 25, 2002. Prior to serving in this capacity, Mr. Chok was the Vice President of Engineering of SOYO Group, Inc. for the past five years. Mr. Chok received his Bachelor Degree in Electrical Engineering from the California State University, Long Beach. Mr. Chok is married to Ms. Nancy Chu who is a Director, the Chief Financial Officer and the Secretary of the Company.

Nancy Chu has served as the Chief Financial Officer, the Secretary and Director of the Company since October 25, 2002. Prior to serving in this capacity, Ms. Chu was the Vice President of Operations of SOYO Group, Inc. for the past 5 years. Ms. Chu holds a Bachelor Degree in Accounting and Statistics from the Sji Jiang College, Taiwan R.O.C. Ms. Chu is married to Mr. Chok who is the President, Chief Executive Officer and a Director of the Company.

Chung Chin Keung was appointed in October 2005 as an independent non-executive director, audit committee member and compensation committee member. In 2007, Mr. Chung was named Chairman of the Audit committee. Mr. Chung has more than 14 years commercial experience, including more than 10 years in accounting and finance for publicly listed companies in various countries. Mr. Chung is currently the chief finance officer of KPI Co. Ltd. (0605, Hong Kong Stock Exchange), a listed company in Hong Kong. Mr. Chung holds a Master of Business Administration from the University of Manchester, England.

Jay Shrankler was appointed in September 2007 as an independent non-executive director and compensation committee member. Mr. Shrankler was a Vice President of Licensing and Marketing for Honeywell International Inc.'s Automation and Control Solutions Group from 2003 to 2007. From 2001 to 2003, he served as the Vice President of Environmental Controls for Honeywell International Inc.'s Automation and Control Solutions. He was Vice President and General Manager of the Honeywell International Inc. Home and Building Control from 1999 to 2001. Currently, he works at the University of Minnesota as an Executive Director in the Office for Tech Communications.

Henry Song was appointed in September 2007 as an independent non-executive director, audit committee member and compensation committee member. Mr. Song has worked as the Chief Executive Officer and Chairman of the Board for Shenzhen DiGuang Electronics since 1996. He has also served as the Chief Executive
Officer and Chairman of the Board for Shenzhen DiGuang Electronics Equipment since 1994. Mr. Song and his companies are known for leading edge LED displays.

Each director received 10,000 unregistered shares of our Company's common stock in 2005. The two directors who joined us in 2007 received 20,000 shares each upon joining the board of directors. The directors receive no other compensation for serving on the board of directors, but are reimbursed for any out-of-pocket expenses incurred in attending board meetings, and may be compensated for other work done on our behalf.

Family Relationships

Ming Tung Chok, President and CEO, and Nancy Chu, CFO and Secretary, are husband and wife.

Section 16(a) Beneficial Ownership Compliance

The Company does not have any shares registered under Section 12 of the Exchange Act and, therefore, the owners of the Company's equity securities are not required to report their beneficial ownership under Section 16(a) of the Exchange Act.

Audit Committee

The Audit Committee of the Board of Directors is comprised of Mr. Chung and Mr. Song. The first Audit Committee meeting is scheduled to coincide with our annual meeting on August 4, 2008. None of the directors is an Audit Committee Financial Expert.

Communications with the Board

Any shareholder may communicate directly with the board of directors. The board of directors has established the following system to receive, track and respond to communications from shareholders addressed to the board of directors and its committees and members. Any shareholder may address his or her communication to the board of directors, or an individual board member and send the communication addressed to the recipient group or individual, in care of SOYO Group, Inc., Corporate Secretary, 1420 South Vintage Ave., Ontario, CA 91761. The Corporate Secretary will review all communications and deliver the communications to the appropriate party in the Corporate Secretary's discretion. The Corporate Secretary may take additional action or respond to communications in accordance with instructions from the recipient of the communication.

Code of Ethics

We believe that good corporate governance practices promote the principles of fairness, transparency, accountability and responsibility and will ensure that our Company is managed for the long-term benefit of our shareholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. Accordingly, in March 2004, the board adopted a Code of Ethics and Conduct. You may obtain a copy of the Code of Ethics and Conduct and other information regarding our corporate governance practices by writing to our Corporate Secretary, 1420 South Vintage Ave., Ontario, CA 91761.


THE BOARD OF DIRECTORS  RECOMMENDS TO THE  SHAREHOLDERS  THAT YOU VOTE "FOR" THE
ELECTION OF SUCH NOMINEES.                                              ---

                             EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The compensation committee of our board of directors and our CEO, CFO and head of Human Resources are collectively responsible for implementing and administering all aspects of our benefit and compensation plans and programs, as well as developing specific policies regarding compensation of our executive officers. Both of the members of our Compensation Committee, Chung Chin Keung and Jay Schrankler, are independent directors.

Compensation Objectives

The stated goal of our compensation committee with respect to executive compensation has been to set compensation at levels that attract and retain the most talented and dedicated executives possible. We attempt to set individual executive compensation levels comparable with executives in other companies of similar size and stage of development. We attempt to reward employees for strong Company performance through the use of stock options. Our executive officers, Ming Tung Chok and Nancy Chu, are husband and wife, and are also our founders and largest shareholders.

Elements of Compensation


Base Salary. All full time executives are paid a base salary. In all cases, the committee establishes a minimum base salary for our executive officers. Base salaries for our executives are established based on the scope of their responsibilities and the current financial situation of the Company. We also try to take into account competitive market compensation paid by other companies in our industry for similar positions, professional qualifications, academic background, and the other elements of the executive's compensation, namely stock-based compensation.

Equity Compensation. We believe that long-term performance is achieved through an ownership culture participated in by our executive officers through the use of stock-based awards. Currently, we do not maintain any incentive compensation plans based on pre-defined performance criteria. The compensation committee has the general authority, however, to award equity incentive compensation, i.e. stock options, to our executive officers in such amounts and on such terms as the committee determines in its sole discretion. The committee does not have a determined formula for determining the number of options available to be granted, subject to the number of options available through our 2005 Stock Compensation Plan. Incentive compensation is intended to compensate officers for accomplishing strategic goals such as meeting defined revenue goals and profitability. The compensation committee awarded stock options to executive officers, employees and consultants upon the filing of our 2005 Stock Compensation Plan and awarded additional stock options to employees and consultants in 2007. No stock options were granted in 2006. Our compensation committee grants equity compensation only at times when we do not have material non-public information to avoid timing issues and the appearance that such awards are made based on any such information.

Determination of Compensation

Our CEO, CFO and head of Human Resources meet annually to evaluate each non-executive employee's performance. A meeting is held towards the end of the fiscal year to determine each employee's compensation for the following year. In the case of our executive officers, the compensation committee similarly evaluates the executive's performance and the objectives set forth above at or about the end of our fiscal year to determine executive compensation.

The following table sets forth the cash and other compensation paid by us in 2007, 2006 and 2005 to the individuals who served as our chief executive officer and chief financial officer, and all other executive officers who received total compensation greater than $100,000 in 2007.

Summary Compensation Table
--------------------------------- -------- ----------- -------------------
            Name                    Year    Salary      Options Granted
--------------------------------- -------- ----------- -------------------
Ming Tung Chok                     2007    $144,000           0
President, Chief Executive         2006    $144,000           0
Officer                            2005    $144,000      600,000 (a)
and Director
--------------------------------- -------- ----------- -------------------
Nancy Chu                          2007    $120,000           0
Chief Financial Officer and        2006    $120,000           0
Secretary                          2005    $120,000      600,000 (a)
--------------------------------- -------- ----------- -------------------
Harvey Schneider                   2007    $116,533      250,000
Director of Sales

(a) Both Mr. Chok and Ms. Chu forfeited and returned the stock options to the Company in 2007.


Outstanding Stock Options At December 31, 2007
--------------- ------------ ---------- -------------- ------------------
Name              Number of    Exercise  Vesting Date   Option Expiration
                 Exercisable    Price                      Date
                   Options
--------------- ------------ ---------- -------------- ------------------
Ming Tung Chok      NONE
--------------- ------------ ---------- -------------- ------------------
Nancy Chu           NONE
--------------- ------------ ---------- -------------- ------------------
Harvey Schneider    83,000     .35     February 2, 2007   February 2, 2012
                    83,000     .35     February 2, 2008   February 2, 2012
                    84,000     .35     February 2, 2009   February 2, 2012


Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. Our compensation committee, which is comprised solely of "outside directors" as defined for purposes of Section 162(m) of the Code, may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the compensation committee determines that doing so is in our best interests.

Compensation of Directors

Each director received 10,000 unregistered shares of our common stock in 2005. The two directors who joined us in 2007 each received 20,000 shares upon joining the board of directors. The directors receive no other compensation for serving on the board of directors, but are reimbursed for any out-of-pocket expenses incurred in attending board meetings, and may be compensated for other work done on the our behalf.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the compensation committee has any relationship with the Company or any of its officers or employees other than in connection with their role as a director. None of the members of the compensation committee has participated in any related party transactions with the Company since the beginning of our last fiscal year.

EMPLOYMENT CONTRACTS

During 2007 we entered into employment contracts with our Chief Executive Officer, our Chief Financial Officer, our Director of Sales and our Director of Marketing. We do not currently have employment contracts with any other executive officers, employees or consultants. We may enter into employment contracts with our executive officers, employees or consultants at any time if we deem it to be in the best interests of the company.


               ADDITIONAL MATTERS TO BE VOTED UPON BY SHAREHOLDERS

               THE 2005 STOCK COMPENSATION PLAN AMENDMENT PROPOSAL

         Our board of directors and our shareholders have adopted and approved the 2005 Stock Compensation Plan. We believe that the plan is accomplishing its purpose which is to promote our and your interests by providing key employees with an opportunity to acquire a proprietary interest in us and to develop a stronger incentive to put forth maximum effort for our continued success and growth. In addition, the opportunity to acquire a proprietary interest in us aids us in attracting and retaining key personnel of outstanding ability.

         We believe that an increase in the number of shares available for grant under the plan is necessary to continue accomplishing its purpose. As of June 30, 2008, no shares remained available for grant during the remaining term of the plan through February 2015. Accordingly, we have approved an amendment to increase the number of shares of common stock subject to the plan from 5,000,000 shares to 15,000,000 shares, subject to approval of our shareholders.


THE BOARD OF DIRECTORS  RECOMMENDS TO OUR  SHAREHOLDERS  THAT YOU VOTE "FOR" THE
ADOPTION OF THE AMENDMENT TO THE 2005 STOCK COMPENSATION PLAN.          ---

                    THE AUTHORIZATION OF SECURITIES PROPOSAL

         Effective as of May 5, 2008, our board of directors approved, subject to shareholder approval, an amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock from 75,000,000 to 200,000,000. The board of directors has directed that the proposed amendment be submitted to a vote of our shareholders at this annual meeting.

THE BOARD OF DIRECTORS  RECOMMENDS TO OUR  SHAREHOLDERS  THAT YOU VOTE "FOR" THE
APPROVAL AND ADOPTION OF THE AUTHORIZATION OF SECURITIES PROPOSAL.      ---

         Our board has determined that an increase in the number of our authorized shares of common stock is in the best interests of the Company and our shareholders. We intend to use authorized and unissued shares of common stock for various corporate purposes, including, but not limited to, possible future financing and acquisition transactions, possible recapitalization through a stock split or stock dividend, issuances of stock options or awards, and other corporate purposes. Authorized and unissued shares of common stock may be issued by the board without further shareholder action unless the issuance is in connection with a transaction for which shareholder approval is otherwise required under our Articles of Incorporation, applicable law, regulation or agreement.

         We currently have no commitments, agreements, plans or undertakings to issue any amount of additional shares of common stock. Shares of common stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. The issuance of additional shares of common stock could have the effect of diluting existing shareholder earnings per share, book value per share and voting power. In addition, issuance of shares of common stock could be used to make a change in control of the Company more difficult or costly by diluting stock ownership of persons seeking to obtain control of the Company or by permitting the board of directors to issue shares to purchasers favorable to the board of directors in opposing an effort to obtain control of the company.

         The adoption of the proposed amendment to our Articles of Incorporation could have the effect of discouraging attempts to acquire control of the Company. Our board of directors has no knowledge of any present effort to accumulate our securities or to obtain control of us. Our board has no plans at the present time to submit to shareholders for approval, or take any other action with respect to, any proposals, other than the proposed amendment to our Articles of Incorporation, that might be deemed to have an anti-takeover effect. In the judgment of our board of directors, there are now no provisions in our Articles of Incorporation or bylaws that could be viewed as having, to a significant extent, such an effect other than provisions in our Articles of Incorporation providing that vacancies in the board of directors may be filled by a majority of the remaining directors.

         Article V, Sentence One, is proposed to be deleted and the following language is to be substituted:

         "The total number of shares of all classes of capital stock that the Corporation shall have the authority to issue is Two Hundred Million (200,000,000) shares of common stock, $0.001 par value per share."


                         INDEPENDENT PUBLIC ACCOUNTANTS

         A representative of Vasquez and Company, LLP is expected to attend the meeting and will have the opportunity to make a statement if he so desires. This representative is expected to be available to respond to appropriate shareholder questions at that time.

Independent Accountant Fees

The following table sets forth the fees for professional audit services rendered by Vasquez & Company LLP for the audit of the Company's annual financial statements for the fiscal years 2007 and 2006.

             ------------------------------------------------------------
                                                2007               2006
             ------------------------------------------------------------
             Audit Fees (1)                   $199,000           $158,500
             ------------------------------------------------------------
             Audit-related Fees*                58,500               --
             ------------------------------------------------------------
             Tax Fees                           20,000             20,000
             ------------------------------------------------------------
             All other Fees                       --                 --
             ------------------------------------------------------------
             Total Fees                       $277,500           $178,500
             ------------------------------------------------------------
            *Assisting client in replying to SEC comments,  educational guidance for SOX 404 implementation, explanation of audit work to internal auditor of prospective lender.

(1) Includes annual audit fees and fees for preissuance review of quarterly filings.
In 2006, Grobstein, Horwath & Company, the Company's predecessor auditors, charged $6,000 for a review and reissuance of the Company's 2003 audit report.


                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                     AT NEXT ANNUAL MEETING OF SHAREHOLDERS

         Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy materials relating to our next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices by December 31, 2008. You must be a record or beneficial owner entitled to vote at the next annual meeting on your proposal and must continue to own such security entitling you to vote through the date on which the meeting is held.


                                  ANNUAL REPORT

         Our annual report to shareholders concerning our operations during the fiscal year ended December 31, 2007, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.


                                 OTHER BUSINESS

         Our management is not aware of any other matters which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with her best judgment.



                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K


         UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON JUNE 30, 2008. ANY REQUEST BY A SHAREHOLDER FOR OUR ANNUAL REPORT ON FORM 10-K SHOULD BE SENT TO OUR CORPORATE SECRETARY, SOYO GROUP, INC., 1420 SOUTH VINTAGE AVENUE, ONTARIO, CALIFORNIA 91761-3646, (909) 292-2500.



         The above notice and proxy statement are sent by order of our board of directors.



                                                Nancy Chu
                                                Chief Financial Officer
                                                and Secretary
July 7, 2008

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                SOYO GROUP, INC.
                        TO BE HELD MONDAY, AUGUST 4, 2008


         The undersigned hereby appoints Nancy Chu as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes her to represent and to vote, as designated below, all the shares of common stock of Soyo Group, Inc. held of record by the undersigned as of the close of business on June 30, 2008, at the Annual Meeting of Shareholders to be held on Monday, August 4, 2008, or any adjournment or postponement.


          1.   ELECTION OF DIRECTORS

         ___  FOR all nominees listed below       ___  WITHHOLD AUTHORITY
              (except as marked to the                 to vote for all nominees
              contrary below)                          listed below


                  M.Chok; N. Chu; J. Schrankler; C. Keung; H. Song



(INSTRUCTION: To withhold authority to vote for any nominees, write the nominees' names on the space provided below.)



--------------------------------------------------------------------------------


          2. To approve an amendment to our 2005 Stock Compensation Plan to increase the authorized number of shares of common stock from 5,000,000 to 15,000,000 (the "2005 Stock Compensation Plan Amendment")

               ____ FOR              ____ AGAINST               ____ ABSTAIN

          3. To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock from 75,000,000 to 200,000,000 (the "Authorization of Securities Proposal")

               ____ FOR              ____ AGAINST               ____ ABSTAIN

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED IN FAVOR OF ITEMS (1), (2) AND (3) ABOVE.

          The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy or her substitutes may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




Dated:_______________, 2008
                                            ____________________________
                                            Signature




                                            ____________________________
                                            Signature if held jointly



PLEASE MARK,  SIGN,  DATE AND RETURN THE
PROXY CARD  PROMPTLY  USING THE ENCLOSED
ENVELOPE.



[ ]  PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.